Accrued Expenses and Other Current Liabilities (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013		Dec. 31, 2012
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES [Abstract]
Salaries and social welfare payables	$ 6,595		$ 3,769
Taxes payables except for income taxes	10,246		5,651
Rental payables	714		259
Accrued legal and professional expenses	3,680		1,175
Accrued travelling and entertainment expenses	514		411
Accrued office related expense	1,027		365
Accrued interests payable in connection with convertible debts	1,418		0
Others	2,207		168
Total	$ 26,401	[1]	$ 11,798	[1]

[1]	All of the VIEs' assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company's general assets (Note 1(d)).